SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


          Date of report (Date earliest event reported) June 9, 1999

                         PENNSYLPVANIA ELECTRIC COMPANY
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)


PENNSYLVANIA                     1-3522                    25-0718085
--------------------------------------------------------------------------------
(State or Other               (Commission                (IRS Employer
Jurisdiction of               File Number)              Identification No.)
Incorporation)



           2800 Pottsville Pike, Reading, PA                  19640-001
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          (Address of Principal Executive Offices)            (Zip Code)


Registrant's telephone number, including area code: 610-929-3601
                                                   ----------------------



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Item 5.           Other Events.
                  ------------

      Pennsylvania Electric Company, (the "Registrant") is filing herewith the following exhibits in connection with the offering by Penelec Capital Trust of 4,000,000 7.34% Trust Originated Preferred Securities pursuant to the Registration Statement of the Registrant, Penelec Capital Trust and Penelec Capital II, L.P. on Form S-3, as amended (File Nos. 333-62295, 333-62295-01, 333-62295-02) filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. Reference is made to the Prospectus dated June 9, 1999, for further information regarding the offering, including the use of proceeds.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  ----------------------------------------------------------
                  Exhibits.
                  ---------
      (c)   Exhibits:

            1-A Underwriting Agreement, dated June 9, 1999, between Pennsylvania Electric Company, Penelec Capital II, L.P., Penelec Capital Trust and Merrill Lynch, Pierce, Fenner & Smith Incorporated, CIBC World Markets Corp., First Union Capital Markets Corp., Goldman Sachs & Co., and PaineWebber Incorporated as representatives of the several underwriters, including themselves, named in Schedule II thereto providing for the issuance and sale of $100,000,000 aggregate liquidation amount of 7.34% Trust Originated Preferred Securities.

            8     Opinion of Carter, Ledyard & Milburn

                                   SIGNATURES
                                   ----------


      PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.



                                    Pennsylvania Electric Company


                                    By: T.G.Howson
                                        ----------------------------
                                        T.G.Howson
                                        Vice President and Treasurer


Date:   June 16, 1999